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EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 11-K of MSC Industrial Direct 401(k) Plan (formerly Sid Tool Savings Plan) (the "Plan") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barbara Schwartz, Plan Administrator of the Plan, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


By:     /s/  Barbara Schwartz
    -------------------------------------
Name:        Barbara Schwartz
      -----------------------------------
Plan Administrator
June 27, 2003



A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.